EXHIBIT 4.1

                                      SAMOA
                        INTERNATIONAL COMPANIES ACT 1987
                             MEMORANDUM AND ARTICLES
                                       OF
                                   ASSOCIATION
                                       OF
                        GOLDEN CENTURY INVESTMENTS, INC.
                    INCORPORATED ON THE 9TH DAY OF JULY, 2004
                              INCORPORATED IN SAMOA
                                      SAMOA
                        INTERNATIONAL COMPANIES ACT 1987
                            MEMORANDUM OF ASSOCIATION
                                       OF
                        GOLDEN CENTURY INVESTMENTS, INC.


NAME

1.     The  name  of  the  Company  is  Golden  Century  Investments,  Inc.

REGISTERED  OFFICE

2. The registered office of the Company will be Offshore Chambers, P.O. Box 217, Apia, Samoa.

RESIDENT  AGENT

3. The resident agent of the Company will be Offshore Incorporations (Samoa) Limited.

GENERAL  OBJECTS  AND  POWERS

4. The Objects for which the Company is established are to engage in any act or activity that is not prohibited under any law for the time being in force in Samoa including but not limited to:

     (1) To purchase or otherwise acquire and undertake the whole or any part of the business, goodwill, assets and liabilities of any person, firm or company; to acquire an interest in, amalgamate with or enter into partnership, joint venture or profit-sharing


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arrangements  with  any person, firm or company; to promote, sponsor, establish, constitute, form, participate in, organize, manage, supervise and control any corporation, company, syndicate, fund, trust, business or institution.

(2) To import, export, buy, sell (wholesale and retail), exchange, barter, let on hire, distribute and otherwise deal in and turn to account goods, materials, commodities, produce and merchandise generally in their prepared, manufactured, semi-manufactured and raw state.

     (3) To purchase or otherwise acquire and hold, in any manner and upon any terms, and to underwrite, invest and deal in shares, stocks, debentures, debenture stock, annuities and foreign exchange, foreign currency deposits and commodities and enter into any interest rate exchange contracts, currency exchange contracts, forward contracts, futures contracts, options and other derivatives or financial instruments or products, whether or not entered into or acquired for the purpose of hedging against or minimizing any loss concerning the assets and business of the Company, and from time to time to vary any of the same, and to exercise and enforce all rights and powers incidental to the Company's interest therein, and to carry on business as an investment trust, and to invest or deal with the monies of the Company not immediately required for its operations in such manner as the Company may think fit.

(4) To enter into, carry on and participate in financial transactions and operations of all kinds.

(5) To manufacture, construct, assemble, design, repair, refine, develop, alter, convert, refit, prepare, treat, render marketable, process and otherwise produce materials, fuels, chemicals, substances and industrial, commercial and consumer products of all kinds.

(6) To apply for, register, purchase or otherwise acquire and protect, prolong, and renew, in any part of the world, any intellectual and industrial property and technology of whatsoever kind or nature and licenses, protections and concessions therefor, and to use, turn to account, develop, manufacture, experiment upon, test, improve and license the same.

(7) To purchase or otherwise acquire and to hold, own, license, maintain, work, exploit, farm, cultivate, use, develop, improve, sell, let, surrender, exchange, hire, convey or otherwise deal in lands, mines, natural resources, and mineral, timber and water rights, wheresoever situate, and any interest, estate and rights in any real, personal or mixed property and any franchises, rights, licenses or privileges, and to collect, manage, invest, reinvest, adjust, and in any manner to dispose of the income, profits, and interest arising therefrom.

(8) To improve, manage, develop, sell, let, exchange, invest, reinvest, settle, grant licenses, easements, options, servitudes and other rights over, or otherwise deal with all or any part of the Company's property, undertaking and assets (present and future)


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including  uncalled  capital,  and  any  of  the Company's rights, interests and privileges.

(9) To acquire, sell, own, lease, let out on hire, administer, manage, control, operate, construct, repair, alter, equip, furnish, fit out, decorate, improve and otherwise undertake and deal in engineering and construction works, buildings, projects, offices and structures of all kinds.

(10) To carry on business as consulting engineers in all fields including without limitation civil, mechanical, chemical, structural, marine, mining, industrial, aeronautical, electronic and electrical engineering, and to provide architectural, design and other consultancy services of all kinds.

     (11) To purchase or otherwise acquire, take in exchange, charter, hire, build, construct, own, work, manage, operate and otherwise deal with any ship, boat, barge or other waterborne vessel, hovercraft, balloon, aircraft, helicopter or other flying machine, coach, wagon, carriage (however powered) or other vehicle, or any share or interest therein.

(12) To establish, maintain, and operate sea, air, inland waterway and land transport enterprises (public and private) and all ancillary services.

     (13) To carry on the business of advisers, consultants, researchers, analysts and brokers of whatsoever kind or nature in all branches of trade, commerce, industry and finance.

     (14) To provide or procure the provision of every and any service or facility required by any person, firm or company.

(15) To provide agency, corporate, office and business services to any person, firm or company, and to act as nominee or custodian of any kind and to act as directors, accountants, secretaries and registrars of companies incorporated by law or societies or organizations whether incorporated or not and to act as trustee under deeds of trust and settlement and as executor of wills and to receive assets into custody on behalf of clients and to manage, administer and invest such assets in accordance with any deed of trust or settlement, will or other instruments pursuant to which such assets are held.

(16) To carry on all or any of the businesses of shippers and ship owners, ship and boat builders, charterers, shipping and forwarding agents, ship managers, wharfingers, lightermen, stevedores, packers, storers, fishermen and trawlers.

     (17) To carry on all or any of the businesses of hoteliers and restaurateurs and sponsors, managers and licensees of all kinds of sporting, competitive, social and leisure activities and of clubs, associations and social gatherings of all kinds and purposes.

(18) To carry on business as auctioneers, appraisers, valuers, surveyors, land and estate agents.


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(19)     To  carry  on business as farmers, graziers, dealers in and breeders of livestock,  horticulturists  and  market  gardeners.

(20) To carry on all or any of the businesses of printers, publishers, designers, draughtsmen, journalists, press and literary agents, tourist and travel agents, advertisers, advertising and marketing agents and contractors, personal and promotional representatives, artists, sculptors, decorators, illustrators, photographers, film makers, producers and distributors, publicity agents and display specialists.

(21) To establish and carry on institutions of education, instruction or research and to provide for the giving and holding of lectures, scholarships, awards, exhibitions, classes and meetings for the promotion and advancement of education or the dissemination of knowledge generally.

(22) To carry on business as jewellers, goldsmiths, silversmiths and bullion dealers and to import, export, buy, sell and deal in (wholesale and retail) jewellery, gold, silver and bullion, gold and silver plate, articles of value, objects of art and such other articles and goods as the Company thinks fit, and to establish factories for culturing, processing and manufacturing goods for the above business.

(23) To design, invent, develop, modify, adapt, alter, improve and apply any object, article, device, appliance, utensil or product for any use or purpose whatsoever.

(24) To develop, acquire, store, license, apply, assign, exploit all and any forms of computer and other electronic software, programs and applications and information, databases and reference material and computer, digital and other electronic recording, retrieval, processing and storage media of whatsoever kind and nature.

(25) To engage in the provision or processing of communications and telecommunications services, information retrieval and delivery, electronic message, electronic commerce, internet and database services.

(26) To enter into any commercial or other arrangements with any government, authority, corporation, company or person and to obtain or enter into any legislation, orders, charters, contracts, decrees, rights, privileges, licenses, franchises, permits and concessions for any purpose and to carry out, exercise and comply with the same and to make, execute, enter into, commence, carry on, prosecute and defend all steps, contracts, agreements, negotiations, legal and other proceedings, compromises, arrangements, and schemes and to do all other acts, matters and things which shall at any time appear conducive or expedient for the advantage or protection of the Company.

(27) To take out insurance in respect of any and all insurable risks which may affect the Company or any other company or person and to effect insurance (and to pay the premiums therefor) in respect of the life of any person and to effect re-insurance and counter-insurance, but no business amounting to fire, life or marine insurance business may be undertaken.

(28) To lend and advance money and grant and provide credit and financial or other accommodation to any person, firm or company.

(29) To borrow or raise money in such manner as the Company shall think fit and in particular by the issue (whether at par or at a premium or discount and for such consideration as the Company may think fit) of bonds, debentures or debenture stock, mortgages or charges, perpetual or otherwise, and if the Company thinks fit charged upon all or any of the Company's property (both present and future) and undertaking including its uncalled capital and further, if so thought fit, convertible into any stock or shares of the Company or any other company, and collaterally or further to secure any obligations of the Company by a trust deed or other assurance.

(30) To guarantee or otherwise support or secure, either with or without the Company receiving any consideration or advantage and whether by personal covenant or by mortgaging or charging all or part of the undertaking, property, assets and rights (present and future) and uncalled capital of the Company or by both such methods or by any other means whatsoever, the liabilities and obligations of and the payment of any monies whatsoever (including but not limited to capital, principal, premiums, interest, dividends, costs and expenses on any stocks, shares or securities) by any person, firm or company whatsoever including but not limited to any company which is for the time being the holding company or a subsidiary of the Company or of the Company's holding company or is otherwise associated with the Company in its business, and to act as agents for the collection, receipt or payment of money, and to enter into any contract of indemnity or suretyship (but not in respect of fire, life and marine insurance business).

(31) To draw, make, accept, endorse, negotiate, discount, execute, issue, purchase or otherwise acquire, exchange, surrender, convert, make advances upon, hold, charge, sell and otherwise deal in bills of exchange, cheques, promissory notes, and other negotiable instruments and bills of lading, warrants, and other instruments relating to goods.

(32) To give any remuneration or other compensation or reward (in cash or securities or in any other manner the Directors may think fit) to any person for services rendered or to be rendered in the conduct or course of the Company's business or in placing or procuring subscriptions of or otherwise assisting in the issue of any securities of the Company or any other company formed or promoted by the Company or in which the Company may be interested in or about the formation or promotion of the Company or any other company as aforesaid.

(33) To grant or procure pensions, allowances, gratuities and other payments and benefits of whatsoever nature to or for any person and to make payments towards insurances or other arrangements likely to benefit any person or advance the interests of the Company or of its Members, and to subscribe, guarantee or pay money for any purpose likely, directly or indirectly, to further the interests of the Company or of its Members or for any national, charitable, benevolent, educational, social, public, general or useful object.

(34) To pay all expenses preliminary or incidental to the formation and promotion of the Company or any other company and the conduct of the business of the Company or any other company.

(35)     To procure the Company to be registered or recognized in any territory.

(36) To cease carrying on and wind up any business or activity of the Company, and to cancel any registration of and to wind up and procure the dissolution of the Company in any territory.

(37) To distribute any part of the undertaking, property and assets of the Company among its creditors and Members in specie or in kind but so that no distribution amounting to a reduction of capital may be made without the sanction (if any) for the time being required by law.

(38) To appoint agents, experts and attorneys to do any and all of the above matters and things on behalf of the Company or any thing or matter for which the Company acts as agent or is in any other way whatsoever interested or concerned in any part of the world.

(39) To do all and any of the above matters or things in any part of the world and either as principal, agent, contractor, trustee, or otherwise and by or through trustees, agents or otherwise and either alone or in conjunction with others, and generally upon such terms and in such manner and for such consideration and security (if any) as the Company shall think fit including the issue and allotment of securities of the Company in payment or part payment for any property acquired by the Company or any services rendered to the Company or as security for any obligation or amount (even if less than the nominal amount of such securities) or for any other purpose.

(40) To carry on any other business or activity and do any act or thing which in the opinion of the Company is or may be capable of being conveniently carried on or done in connection with any of the above, or likely directly or indirectly to enhance the value of or render more profitable all or any part of the Company's property or assets or otherwise to advance the interests of the Company or its Members.

(41) To have all such powers as are permitted by law for the time being in force in Samoa, irrespective of corporate benefit, to perform all acts and engage in all activities necessary, conducive or incidental to the conduct, promotion or attainment of the above objects of the Company or any of them.

And it is hereby declared that the intention is that each of the objects specified in each paragraph of this clause shall, except where otherwise expressed in such paragraph, be an independent main object and be in nowise limited or restricted by reference to or inference from the terms of any other paragraph or the name of the Company.

5.   EXCLUSIONS
     (i)     The  Company  may  not:
          (a)     carry  on  business  with  persons  resident  in  Samoa;
          (b) own an interest in real property situate in Samoa, other than a lease referred to in paragraph 5(ii)(e) below;
          (c)     carry  on  banking or trust business, unless it is licensed to do so under the Offshore Banking Act 1987 and the Trustee Companies Act 1987;
          (d)     carry  on  business  as  an insurance or re-insurance company, unless it is licensed under an enactment authorizing it to carry on that business;
          (e) carry on the business of providing the registered office or the registered agent for companies incorporated in Samoa.
     (ii) For purposes of paragraph 5(i)(a) above, the Company shall not be treated as carrying on business with persons resident in Samoa if :
          (a) it makes or maintains deposits with a person carrying on banking business within Samoa;
          (b) it makes or maintains professional contact with solicitors, barristers, accountants, bookkeepers, trust companies, administration companies, investment advisers or other similar persons carrying on business within Samoa;
          (c)     it  prepares  or  maintains  books  and  records within Samoa;
          (d)     it  holds, within Samoa, meetings of its directors or members;
          (e) it holds a lease of property for use as an office from which to communicate with members or where books and records of the Company are prepared or maintained;
          (f) it holds shares, debt obligations or other securities in a company incorporated under the International Companies Act; or
          (g) shares, debt obligations or other securities in the Company are owned by any company incorporated under the International Companies Act.

LIMITATION  OF  LIABILITY

6.     The  liability  of  members  of  the  Company  is  limited.

CURRENCY

7. Shares in the Company shall be issued in the currency of the United States of America.

AUTHORIZED  CAPITAL

8.     The  authorized  capital  of  the  Company  is  US$15,000.00.

CLASSES,  NUMBER  AND  PAR  VALUE  OF  SHARES


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9.     The  authorized  capital is made up of one class and one series of shares divided  into  150,000,000  shares  of  US$0.0001  par  value.

DESIGNATIONS,  POWERS,  PREFERENCES,  ETC.  OF  SHARES

10.  All  shares  shall:
     (a)     have  one  vote  each;
     (b) be subject to redemption, purchase or acquisition by the Company for fair value; and
     (c) have the same rights with regard to dividends and distributions upon liquidation of the Company.

VARIATION  OF  CLASS  RIGHTS

11. If at any time the authorized capital is divided into different classes or series of shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the shares of that class or series) may, whether or not the Company is being wound up, be varied with the consent in writing of the holders of not less than three-fourths of the issued shares of that class or series and of the holders of not less than three-fourths of the issued shares of any other class or series of shares which may be affected by such variation.

RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

12. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

REGISTERED  SHARES

13. Shares in the Company may only be issued as registered shares and may not be exchanged for shares issued to bearer.

TRANSFER  OF  REGISTERED  SHARES

14. Subject to the provisions relating to the transfer of shares set forth in the Articles of Association annexed hereto ("the Articles of Association"), registered shares in the Company may be transferred subject to the prior or subsequent approval of the Company as evidenced by a resolution of directors or by a resolution of members.

PRIVATE  COMPANY

15.  The  Company  is  a  private  company,  and  accordingly:
     (a) any invitation to the public to subscribe for any shares or debentures of the


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     Company  is  prohibited;
     (b) the number of the members of the Company (not including persons who are in the employment of the Company, and persons who, having been formerly in the employment of the Company, were, while in such employment, and have continued after the determination of such employment to be, members of the Company) shall be limited to fifty PROVIDED that where two or more persons hold one or more shares in the Company jointly they shall, for the purposes of this Article, be treated as a single member;
     (c) the right to transfer the shares of the Company shall be restricted in manner herein prescribed; and
     (d)     the Company shall not have power to issue share warrants to bearer.

FOREIGN  LANGUAGES

16. Where the name of the Company, or its Memorandum and Articles of Association, is expressed in more than one language, either language shall apply and contracts and other documents may be expressed and signed on behalf of the company in a single language and any such choice of language shall be valid and binding on the Company. Where appropriate and where required by law, certified translations into the English Language in accordance with the provisions of
Section  216  of  the  Act  shall  be  prepared  and  executed.

AMENDMENT  OF  MEMORANDUM  OF  ASSOCIATION

17. The Company may amend its Memorandum of Association by a resolution of members or by a resolution of directors.

DEFINITIONS

18. The meanings of words in this Memorandum of Association are as defined in the Articles of Association.

19. The Subscriber to this Memorandum desires to form a company in pursuance of this Memorandum and agrees to take the number and class of shares in the capital of the Company set out opposite its name.

SUBSCRIBER
NAME
NUMBER
OF
SHARES
CLASS
SIGNATURE  OR  SEAL
OFFSHORE  INCORPORATIONS
(SAMOA)  LIMITED
One


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Ordinary
For  and  on  behalf  of
OFFSHORE  INCORPORATIONS
(SAMOA)  LIMITED
____________________________
(Sd.)  Authorized  Signatory
In  the  presence  of:  WITNESS
Dated  this  9th  day  of  July,  2004
____________________________
(Sd.)  Candy  Chan
9th  Floor,  Ruttonjee  House,
11  Duddell  Street,  Central,
Hong  Kong

                                      SAMOA
                        INTERNATIONAL COMPANIES ACT 1987
                             ARTICLES OF ASSOCIATION
                                       OF
                        GOLDEN CENTURY INVESTMENTS, INC.


PRELIMINARY

1. The regulations in Table A in the Second Schedule to the Act shall not apply to the Company.

INTERPRETATION

2. In these Articles words and expressions, except in so far as the context or subject-matter otherwise indicates or requires, shall have the same meaning as in the International Companies Act 1987 and further:

Words  Meaning
"PERSON" an individual, a corporation, a trust, the estate of a deceased individual, a partnership or an unincorporated association of persons; "SECRETARY" means any person appointed to perform the duties of a secretary of the Company;
"THE  ACT"  means  the  International  Companies  Act  1987;
"THE  OFFICE"  means  the  registered  office  of  the  Company  in  Samoa;
"THE  SEAL"  means  the  common  Seal  of  the  Company.

ISSUE  OF  SHARES

3. Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, shares in the Company may be issued by the directors in accordance with the provisions of the Act and any shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the directors, subject to any ordinary resolution of the Company determine.

REGISTERED  SHARES

4. Every member holding registered shares in the Company shall be entitled to a certificate signed by a director or officer of the Company and under the Seal specifying the share or shares held by him.

5. Any member receiving a share certificate for registered shares shall indemnify and hold the Company and its directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a share certificate for


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registered  shares  is  worn  out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a resolution of directors.

6. If several persons are registered as joint holders of any shares, any one of such persons may give an effectual receipt for any dividend payable in respect of such shares.

REDEEMABLE  SHARES

7. Subject to the Act, shares may be redeemable shares and such shares shall be liable to be redeemed by the Company. Until the directors otherwise resolve, such shares shall be redeemable upon the repayment of the amount paid up thereon. Such shares shall be classified as redeemable shares and shall be referred to as such in any certificate relating to such shares and in the register of members; but in no circumstances shall they be redeemable in Samoa currency.

8. The Company may purchase, redeem or otherwise acquire and hold its own shares but only out of surplus or in exchange for newly issued shares of equal value.

9.   Subject  to  provisions  to  the  contrary  in:
     (a)     the  Memorandum  or  these  Articles;
     (b) the designations, powers, preferences, rights, qualifications, limitations and restrictions with which the shares were issued; or
     (c) the subscription agreement for the issue of the shares, the Company may not purchase, redeem or otherwise acquire its own shares without the consent of members whose shares are to be purchased, redeemed or otherwise acquired.

10. No purchase, redemption or other acquisition of shares shall be made unless the directors determine that immediately after the purchase, redemption or other acquisition Company will be able to satisfy its liabilities as they become due in the ordinary course of its business and the realizable value of the assets of the Company will not be less than the sum of its total liabilities, other than deferred taxes, as shown in the books of account, and its capital and, in the absence of fraud, the decision of the directors as to the realizable value of the assets of the Company is conclusive, unless a question of law is involved.

11. A determination by the directors under the preceding Regulation is not required where shares are purchased, redeemed or otherwise acquired:
     (a) pursuant to a right of a member to have his shares redeemed or to have his shares exchanged for money or other property of the Company;
     (b)  pursuant  to  an  order  of  the  court.

12. Shares that the Company purchases, redeems or otherwise acquires pursuant to the preceding Regulation may be cancelled or held as treasury shares except to the extent that such shares are in excess of 80 per cent of the issued shares of the Company in which case they shall be cancelled but they shall be available for reissue.

13. Where shares in the Company are held by the Company as treasury shares or are held by another company of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of directors of the other company, such shares of the Company are not entitled to vote or to have dividends paid thereon and shall not be treated as outstanding for any purpose except for purposes of determining the capital of the Company.

14. The Company may purchase, redeem or otherwise acquire its shares at a price lower than the fair value if permitted by, and then only in accordance with, the terms of :
     (a)     the  Memorandum  or  these  Articles;  or
     (b) a written agreement for the subscription for the shares to be purchased, redeemed or otherwise acquired.

15. The Company may by a resolution of directors include in the computation of surplus for any purpose the unrealized appreciation of the assets of the Company, and, in the absence of fraud, the decision of the directors as to the value of the assets is conclusive, unless a question of law is involved.

SHARE  CAPITAL  AND  VARIATION  OF  RIGHTS

16. If at any time the share capital is divided into different classes of shares, the rights attached to any class, unless otherwise provided by the terms of issue of the shares of that class, may, whether or not the Company is being wound up, be varied by special resolution of the Company with the consent in writing of the holders of three-fourths of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class. To every such separate general meeting, the provisions of these Articles relating to general meetings shall apply mutatis mutandis, but so that the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class and so that any holder of shares of the class present in person or by proxy may demand a poll.

17. The rights conferred upon the holders of shares of any class issued with preferred or other special rights shall, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of the further shares ranking equally therewith or in priority thereto.

18. Except as required by law, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognize, even when having notice thereof, any equitable, contingent, future or partial interest in any share or unit of a share or, except only as by these Articles or by law otherwise provided, any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

19. The Company shall have a first and paramount lien on every share for all money, whether presently payable or not, called or payable at a fixed time in respect of that share, and the Company shall also have a first and paramount lien on all shares registered in the name of a single person for all money presently payable by him or his estate to the Company; but the directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The Company lien, if any, on a share shall extend to all dividends payable thereon.

20. The Company may sell, in such manner as the directors think fit, any shares on which the Company has a lien but no sale shall be made unless a sum in respect of which the lien exists is presently payable, nor until the expiration of fourteen days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the share, or the person entitled thereto by reason of his death or bankruptcy.

21. To give effect to any such sale the directors may authorize some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

22. The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue, if any, shall, subject to a like lien for sums not presently payable as existed upon the shares before the sale, be paid to the person entitled to the shares at the date of the sale.

MORTGAGES  AND  CHARGES  OF  REGISTERED  SHARES

23. Members may mortgage or charge their registered shares in the Company and upon satisfactory evidence thereof the Company shall give effect to the terms of any valid mortgage or charge except insofar as it may conflict with any requirements herein contained for consent to the transfer of shares.

24. In the case of the mortgage or charge of registered shares there may be entered in the share register of the Company at the request of the registered holder of such shares :
     (a)     a  statement  that  the  shares  are  mortgaged  or  charged;
     (b)     the  name  of  the  mortgagee  or  chargee;  and
     (c) the date on which the aforesaid particulars are entered in the share register.

25. Where particulars of a mortgage or charge are registered, such particulars shall be cancelled:
     (a) with the consent of the named mortgagee or chargee or anyone authorized to act on his behalf; or
     (b) upon evidence satisfactory to the directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the directors shall consider necessary or desirable.

26. Whilst particulars of a mortgage or charge are registered, no transfer of any share comprised therein shall be effected without the written consent of the named mortgagee or chargee or anyone authorized to act on his behalf.

CALLS  ON  SHARES

27. The directors may from time to time, in respect of shares having a par value, make calls upon the members in respect of any money unpaid on their shares, whether on account of the nominal value of the shares or by way of premium, and not by the conditions of allotment thereof made payable at fixed times and each member shall, subject to receiving at least 30 days notice specifying the time or times and place of payment, pay to the corporation at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the directors may determine.

28. A call shall be deemed to have been made at the time when the resolution of the directors authorizing the call was passed and may be required to be paid by installments.

29. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

30. If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate as the directors may determine, but the directors shall be at liberty to waive payment of that interest wholly or in part.

31. Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Articles be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable, and in case on non-payment of interest and expenses, forfeiture or otherwise shall apply as if the sum had become payable by virtue of a call duly made and notified.

32. The directors may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment.

33. The directors may, if they think fit, receive from any member willing to advance the same all or any part of the money uncalled and unpaid upon any shares held by him, and upon all or any part of the money so advanced may, until the same would, but for the advance become payable, pay interest at such rate as may be agreed upon between the directors and the member paying the sum in advance.

TRANSFER  OF  SHARES

34. Subject to these Articles any member may transfer all or any of his shares by instrument in writing in any usual or common form or in any other form which the directors may approve. The instrument shall be executed by or on behalf of both the transferor and the transferee; and the transferor shall remain the holder of the shares transferred until the transfer is registered and the name of the transferee is entered in the register of members in respect thereof.

35. The instrument of transfer must be lodged for registration by the Company together with the certificate of the shares to which it relates and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer, and thereupon the Company shall subject to the powers vested in the directors by these Articles register the transferee as a shareholder and retain the instrument of transfer.

36.     The  directors  may  decline  to  register  any  transfer  of  shares.

TRANSMISSION  OF  SHARES

37. In case of the death of a member the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by him with other persons.

38. Any person becoming entitled to a share in consequence of the death, bankruptcy or insolvency of a member may, upon such evidence being produced as may from time to time properly be required by the directors and subject as hereinafter provided, elect either to be registered himself as holder of the share or to have some person nominated by him registered as the transferee thereof, but the directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that member before his death, bankruptcy or insolvency.

39. If the person so becoming entitled elects to be registered himself he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered he shall testify his election by executing to that person a transfer of the share.

     All the limitations, restrictions and provisions of these Articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death insolvency or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

40. Where the registered holder of any shares dies or becomes bankrupt or insolvent his personal representative or the assignee of his estate, as the case may be, shall, upon the production of such evidence as may from time to time be properly required by the directors in that behalf, be entitled to the same dividends and other advantages, and to the same rights whether in relation to meetings of the corporation, or to voting or otherwise, as the registered holder would have been entitled to if he had not died or become bankrupt or insolvent; and where two or more persons are jointly entitled to any share in consequence of the death or insolvency or bankruptcy of the registered holder they shall, for the purpose of these Articles, be deemed to be joint holders of the share.

FORFEITURE  OF  SHARES

41. If a member fails to pay any call or installment of a call on the day appointed for payment thereof, the directors may, at any time thereafter during such time as any part of the call or installment remains unpaid, serve a notice on him requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued.

42. The notice shall name a further day, not earlier than the expiration of 30 days from the date of service of the notice, on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

43. If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

44. A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the directors think fit.

45. A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall notwithstanding remain liable to pay to the Company all money which, at the date of forfeiture, was payable by him to the Company in respect of the shares, together with interest from the date of forfeiture on the money for the time being unpaid if the directors think fit to enforce payment of interest, but his liability shall cease to the extent that the Company receives payment of money in respect of the shares.

46. A declaration in writing that the declarant is a director or the secretary of the Company, and that a share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

47. The Company may receive the consideration, if any, given for a forfeited share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

48. The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium as if the same had been payable by virtue of a call duly made and notified.

49. A company shall not be liable to account to the person whose shares have been forfeited as aforesaid for any consideration received by it on the sale or other disposition of the forfeited shares in excess of the liability of that person to the Company and the Company shall be entitled to retain any such excess for its own use and benefit but the directors may resolve to pay any such excess over to the person whose shares were forfeited or to his personal representative or assigns.

ALTERATION  OF  CAPITAL

50.  The  Company  may  from  time  to  time  by  special  resolution:
     (a) increase the share capital by such sum to be divided into shares of such amount, or may increase the number of its shares of no par value to such number, as the resolution shall prescribe; and
     (b) increase its share capital constituted by shares of no par value by transferring reserves or profits to the stated capital, with or without a distribution of shares. Any new shares shall be subject to the same provisions as to transfer, transmission and otherwise as the shares in the original capital.

51.  The  Company  may,  by  special  resolution:
     (a) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares, or consolidate and reduce the number of the issued shares of no par value;
     (b) increase the number of its issued no par value shares without an increase of its stated capital;
     (c) subdivide its existing shares or any of them into shares of smaller amount than is fixed by its memorandum; provided always that in the subdivision the proportion between the amount if any unpaid on each reduced share shall be the same as it was in the case of the share from which the redeemed share is derived;
     (d) convert all of its fully paid up ordinary or preference share capital consisting of shares having a par value into stated capital constituted by shares of no par value;
     (e) convert its stated capital constituted either by ordinary or preference shares of no par value into share capital consisting of shares having a par value;
     (f) cancel any shares which, at the date of the passing of the resolution, have not been taken by any person, or which no person has agreed to take;
     (g) reduce its share capital, stated capital, any capital redemption fund or any share premium account in any manner and with, and subject to, any incident authorization, conditions and consent required, by law;
     (h) convert its issued preference shares into shares which can be redeemed.

GENERAL  MEETINGS

52. Any director may whenever he thinks fit convene a general meeting, and general meetings shall be convened on such requisition or in default may be convened by such requisitionists as provided by the Act.

53. Subject to the provisions of the Act and these Articles relating to special resolutions and agreements for shorter notice, fourteen days notice at the least, inclusive of the day for which notice is given specifying the place, the day and the hour of meeting and the general nature of the business to be considered thereat shall be given to such persons as are entitled to receive such notice from the Company.

PROCEEDINGS  AT  GENERAL  MEETINGS

54. No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business. Save as herein otherwise provided, one member holding more than 50 per centum of the issued shares giving the right to attend and vote at general meetings or two members present shall be a quorum. For the purposes of this Article "member" includes a person attending as a proxy or as representing a company which is a member or as representing the committee, trustee or other person having the management of the estate of a person who is of unsound mind or whose person or estate is liable to be dealt with in any way under the law of Samoa relating to mentally disordered persons.

55. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week at the same time and place, or to such other day and at such other time and place as the directors may determine.

56. The Chairman, if any, of the board of directors shall preside as Chairman at every general meeting of the Company or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the members present shall elect one of their number to be Chairman of the meeting.

57. The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

58. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, demanded by any member present in person, by representative or by proxy. Unless a poll is so demanded a declaration by the Chairman that a resolution has on a show of hands been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution. The demand for a poll may be withdrawn.

59. If a poll is duly demanded it shall be taken in such manner and either at once or after an interval or adjournment or otherwise as the Chairman directs, and the result of the poll shall be the resolution of the meeting at which the poll was demanded but a poll demanded on the election of a Chairman or on a question of adjournment shall be taken forthwith.

60. In the case of an equality of votes, whether on a show of hands or a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall have a second or casting vote.

61. Subject to any rights or restrictions for the time being attached to any class or classes of shares, at meetings of members or classes of members each member entitled to vote may vote in person or be represented and vote by proxy or by attorney and on a show of hands every person present who is a member or representative of a member shall have one vote, and on a poll every member present in person or by representative shall have one vote for each share he holds.

62. In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members.

63. A member who is of unsound mind or whose person or estate is liable to be dealt with in any way under the law relating to mentally disordered persons may be represented by and vote, whether on a show of hands or on a poll, by his committee or by his trustee or by such other person as properly has the management of his estate, and any such committee, trustee or other person may vote by representative or proxy.

64. No member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.

65. No objection shall be raised to the qualification of any voters except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

66. The instrument appointing a proxy shall be in writing, in the common or usual form, under the hand of the appointer or of his attorney duly authorized in writing or, if the appointer is a company, under Seal or under the hand of an officer or attorney duly authorized. A proxy may but need not be a member of the Company. The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

67. Where it is desired to afford members an opportunity of voting for or against a resolution the instrument appointing a proxy shall be in the following form or a form as near thereto as circumstances admit:

Name  of  Company
I/We, [ ]of [ ] being a member/members of the abovenamed company, hereby appoint [ ]of [ ] or, failing him,[ ] of [ ], as my/our proxy to vote for me/us on my/our behalf at the general meeting of the company to be held on the[ ] day of [ ], and at any adjournment thereof.

Signed  this  [  ]  day  of  [  ].

This  form  is  to  be  used  *(in  favour  of/against)  the  resolution.
* Strike out which is not desired (unless otherwise instructed, the proxy may vote as he thinks fit).

68. The instrument appointing a proxy and the power of attorney or other authority, if any, under which it is signed or a certified copy of that power or authority shall be deposited at the office of the Company, or at such other place as is specified for that purpose in the notice convening the meeting, not less than four days before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, or, in the case of a poll, not less than four days before the time appointed for the taking of the poll, and in default the instrument of proxy shall not be treated as valid.

69. A vote given in accordance with the terms of an instrument of proxy or attorney shall be valid notwithstanding the previous death or unsoundness of mind of the principal or revocation of the instrument or of the authority under which the instrument was executed, or the transfer of the share in respect of which the instrument is given, if no intimation in writing of such death, unsoundness of mind, revocation or transfer as aforesaid has been received by the Company before the commencement of the meeting or adjourned meeting at which the instrument is used.

70. A resolution in writing contained in the one instrument or in several instruments in like form signed by the members holding together more than 75 per centum of the voting rights of the shares having voting rights at a general meeting of the Company of which notice has been given in the manner in which notices of general meetings should be given shall be as valid as a resolution or a special resolution passed at a general meeting of the Company.

DIRECTORS'APPOINTMENT,  ETC

71. The first directors of the Company shall be appointed by the subscriber to the Memorandum. Thereafter the directors shall be elected by the members for such term as the members determine, or in accordance with the provisions of these Articles.

72. The minimum number of directors shall be one and the maximum number shall be twelve.

73. The directors shall have power at any time, and from time to time, to appoint any person to be a director, either to fill a casual vacancy or as an addition to the existing directors, but so that the total number of directors shall not at any time exceed the number fixed in accordance with these Articles.

74. The Company may by ordinary resolution remove any director and may by ordinary resolution appoint another person in his stead.

75. The remuneration of the directors may be fixed or varied by the Company by ordinary resolution and shall be deemed to accrue from day to day; the directors may also be paid all traveling, hotel and other expenses properly incurred by them in attending and returning from meetings of the directors or of any committee of the directors or general meetings of the Company or in connection with the business of the Company.

76. The directors shall not be required to hold any shares in the Company unless the Company in general meeting resolves otherwise. A director may be a company whether incorporated in Samoa or elsewhere and may act through a representative or delegate appointed from time to time by written notice lodged with the secretary.

77.     The  office  of  director  shall  become  vacant  if  the  director:

     (a) ceases to be a director by virtue of the Act;
     (b) within Samoa or elsewhere is adjudged bankrupt or insolvent or makes any arrangement or compromise with his creditors generally;
     (c) becomes prohibited from being a director by reason of any order made under the Act;
     (d) becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under the law relating to mentally disordered persons;
     (e) resigns his office by notice in writing to the company.

POWERS  AND  DUTIES  OF  DIRECTORS

78. The business of the Company shall be managed by the directors who may pay all expenses incurred in promoting and incorporating the Company and may exercise all such powers of the Company as are not, by the Act or by these Articles required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Act.


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79.     The directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and to issue debentures and other securities whether outright or as security for any debt liability or obligation of the Company or of any third party.

80. The directors may exercise all the powers of the Company in relation to any Seal and in relation to branch registers and may provide for the establishment of branches of the Company outside Samoa in accordance with the provisions of the Act.

81. The directors may by resolution of the directors amend the Articles of Association of the Company.

82. The directors may from time to time by power of attorney appoint any company, firm or person or body or persons to be the attorney or attorneys of the Company.

83. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments, and all receipts for money paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the directors from time to time determine.

84.  The  directors  shall  cause  minutes  to  be  made  :
     (a) of all appointments of officers;
     (b) of the names of the directors present at all meetings of the Company and of the directors; and
     (c) of all proceedings at all meetings of the Company and of the directors.

     Such minutes shall be signed by the Chairman of the meeting at which the proceedings were held or by the Chairman of the next succeeding meeting.

85. All resolutions in writing signed by members or directors pursuant to the provisions in that behalf contained in these Articles shall be entered in the minute book containing minutes of the meetings of the Company or of the directors respectively.

PROCEEDINGS  OF  DIRECTORS

86. The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. A director may at any time, and the secretary shall on the requisition of a director, summon a meeting of the directors.

87. Subject to these Articles, questions arising at any meeting of directors shall be decided by a majority of votes and a determination by a majority of directors shall for all purposes be deemed a determination of the directors. In case of an equality of votes the Chairman of the meeting shall have a second or casting vote.

88. Any director with the approval of the directors may appoint any person, whether a member of the Company or not, to be alternate or substitute director in his place during such period as he thinks fit. Any person while he so holds office as an alternate or substitute director shall be entitled to notice of meetings of the directors and to attend and vote thereat accordingly, and to exercise all the powers of the appointer in his place. An alternate or substitute director shall not be required to hold any share qualification, and shall ipso facto vacate office if the appointer vacates office as a director or removes the appointee from office. Any appointment or removal under this Article shall be effected by notice in writing under the hand of the director making the same.

89. The quorum necessary for the transaction of the business of the directors may be fixed by the directors; but until so fixed it shall be two except where there is only one director appointed when the quorum shall be one.

90. The directors may act notwithstanding any vacancy in their body or failure to appoint the total number of directors fixed by or under these Articles but, if and so long as their number is less than the number fixed by or under these Articles as the necessary quorum of directors a director may act for the purpose of increasing the number of directors to that number or of summoning a general meeting of the Company, but for no other purposes.

91. The directors may elect a Chairman of their meeting and determine the period for which he is to hold office, but if no such Chairman is elected, or if at any meeting the Chairman is not present within fifteen minutes after the time appointed for holding the meeting, the directors present may choose one of their number to be Chairman of the meeting.

92. The directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the directors.

93. A committee may elect a Chairman of its meetings; if no such Chairman is elected, or if at any meeting the Chairman is not present within fifteen minutes after the time appointed for holding the meeting, the members present may choose one of their number to be Chairman of the meeting.

94. A committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members present, and in the case of an equality of votes the Chairman shall have a second or casting vote.

95. All acts done by any meeting of the directors or of a committee of directors or by any person acting as a director shall, notwithstanding that it is discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any of them were disqualified or had never been qualified, be as valid as if every such person had been duly appointed and was qualified to be a director.

96. A resolution in writing, signed by all the directors for the time being entitled to receive notice of a meeting of the directors, shall be as valid and effectual as if it had been passed at a meeting of the directors duly convened and held. Any such resolution may consist of several documents in like form, each signed by one or more directors.

OFFICERS

97. The Company may by resolution of directors appoint officers of the Company at such times as shall be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a President and one or more Vice Presidents, Secretaries and Treasurers and such other officers as may from time to time be deemed desirable. Any number of offices may be held by the same person.

98. The officers shall perform such duties as shall be prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by resolution of directors or resolution of members, but in the absence of any specific allocation of duties it shall be the responsibility of the Chairman of the Board of Directors to preside at meetings of directors and members, the Vice Chairman to act in the absence of the Chairman, the President to manage the day to day affairs of the Company, the Vice Presidents to act in order of seniority in the absence of the President but otherwise to perform such duties as may be delegated to them by the President, the Secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the Treasurer to be responsible for the financial affairs of the Company.

99. The emoluments of all officers shall be fixed by resolution of directors.

100. The officers of the Company shall hold office until their successors are duly elected and qualified, but any officer elected or appointed by the directors may be removed at any time, with or without cause, by resolution of directors. Any vacancy occurring in any office of the Company may be filled by resolution of directors.

CONFLICT  OF  INTERESTS

101. No agreement or transaction between the Company and one or more of its directors or any person in which any director has a financial interest or to whom any director is related, including as a director of that other person, is void or voidable for this reason only or by reason only that the director is present at the meeting of directors or at the meeting of the committee of directors that approves the agreement or transaction or that the vote or consent of the director is counted for that purpose if the material facts of the interest of each director in the agreement or transaction and his interest in or relationship to any other party to the agreement or transaction are disclosed in good faith or are known by the other directors.

102. A director who has an interest in any particular business to be considered at a meeting of directors or members may be counted for purposes of determining whether the meeting is duly constituted.

SEAL

103. The directors shall provide for the safe custody of the Seal, which shall be used only by the authority of the directors or of a committee of the directors authorized by the directors in that behalf, and every instrument to which the Seal is affixed shall be signed by or on behalf of a director or by some other person appointed by the directors for the purpose.

ACCOUNTS  AND  AUDIT

104. The Company may by resolution of members call for the directors to prepare periodically a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit or loss of the Company for the financial period and a true and fair view of the state of affairs of the Company as at the end of the financial period.

105. The Company may by resolution of members call for the accounts to be examined by auditors.

106. The first auditors shall be appointed by resolution of directors, subsequent auditors shall be appointed by a resolution of members, or by a resolution of directors.

107. The auditors may be members of the Company but no director or other officer shall be eligible to be an auditor of the Company during his continuance in office.

108.     The  remuneration  of  the  auditors  of  the  Company:
     (a) in the case of auditors appointed by the directors, may be fixed by resolution of directors;
     (b) subject to the foregoing, shall be fixed by resolution of members or in such manner as the Company may by resolution of members determine.

109. The auditors shall examine each profit and loss account and balance sheet required to be served on every member of the Company or laid before a meeting of the members of the Company and shall state in a written report whether or not :
     (a) in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit or loss for the period covered by the accounts, and of the state of affairs of the Company at the end of that period; and
     (b) all the information and explanations required by the auditors have been obtained.

110. The report of the auditors shall be annexed to the accounts and shall be read at the meeting of members at which the accounts are laid before the Company or shall be served on the members.

111. Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

112. The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of members of the Company at which the Company's profit and loss account and balance sheet are to be presented.

DIVIDENDS  AND  RESERVES

113.     The  directors  may  declare  dividends.

114. The directors may from time to time pay to the members such interim dividends as appear to the directors to be justified by the profits of the Company.

115. No dividends shall be paid otherwise than out of profits and an unrealized capital surplus arising on the revaluation of unrealized fixed assets shall not be treated as a profit for this purpose. No dividend shall bear interest against the Company.

116. The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as reserves which shall, at the discretion of the directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending any such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the directors may from time to time think fit. The directors may also without placing the same to reserve carry forward any profits which they may think prudent not to divide.

117. Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date that share shall rank for dividend accordingly.

118. The directors may deduct from any dividend payable to any member all sums of money, if any, presently payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

119. Any dividend may be paid wholly or partly by the distribution of specific assets and in particular of paid-up shares, debentures or debenture stock of the Company or of any other company or in any one or more of such ways and, where any difficulty arises in regard to such distribution, the directors may settle the same as they think expedient, and fix the value for distribution of such specified assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the directors.

120. Any dividend, interest or other money payable in cash in respect of registered shares may be paid by cheque sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register of members or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque shall be made payable to the order of the person to whom it is sent. Any one or more joint holders may give effectual receipts for any dividends, bonuses or other money payable in respect of the shares held by them as joint holders.

121. All dividends unclaimed for three years after having been declared may be forfeited by resolution of the directors for the benefit of the Company.

PURCHASE  OF  OWN  SHARES

122. The Company may by authority of a special resolution purchase its own shares in any manner permitted by the Act.

CAPITALIZATION  OF  PROFITS

123. The directors may resolve that it is desirable to capitalize any part of the amount for the time being standing to the credit of any of the Company's reserve accounts or to the credit of the profit and loss account or otherwise available for distribution, and accordingly that such sum be set free for distribution, amongst the members who would have been entitled thereto if distributed by way of dividend and in the same proportion, on condition that the same be not paid in cash but be applied either in or towards paying up any amounts for the time being unpaid on any shares held by such members respectively or paying up in full unissued shares or debentures of the Company to be allotted and distributed credited as fully paid up to and amongst such members in the proportion aforesaid or partly in the one way and partly in the other.

124. Whenever such a resolution as aforesaid shall have been passed the directors shall make all appropriations and applications of the undivided profits resolved to be capitalized thereby, and all allotments and issues of fully paid shares or debentures, if any and generally shall do all acts and things required to give effect thereto, with full power to the directors to make such provision by the issue of fractional certificates by payment in cash or otherwise as they think fit for the case of shares or debentures becoming distributable in fractions, and also to authorize any person to enter on behalf of all the members entitled thereto into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may be entitled upon such capitalization, or as the case may require, for the payment up by the Company on their behalf, by the application thereto of their respective proportions of the profits resolved to be capitalized, of the amounts or any part of the amounts remaining unpaid on their existing shares, and any agreement made under such authority shall be effective and binding on all such members.

NOTICES

125. A notice may be given by the Company to any member either personally or by sending it by post to him at his registered address. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, prepaying and posting, by airmail if appropriate, a letter containing the notice and to have been effected seven days after the date of its posting.

126. A notice may be given by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

127. A notice may be given by the Company to the persons entitled to a share in consequence of the death, bankruptcy or insolvency of a member by sending it through the post in a prepaid letter, by airmail if appropriate addressed to them by name or by the title of representatives of the deceased or assignee or trustee of the bankrupt or insolvent or by a like description at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or, until such an address has been so supplied, by giving the notice in any manner in which the same might have been given if the death, bankruptcy or insolvency had not occurred.

128. (1) Notice of every general meeting shall be given in any manner hereinbefore authorized to:
     (a) every member, except those members who have not supplied to the Company an address for the giving of notices to them;
     (b) every person entitled to a share, in consequence of the death, bankruptcy or insolvency of a member, who but for his death, bankruptcy or insolvency would be entitled to receive notice of the meeting; and
     (c) the auditor (if any) for the time being of the Company.

(2) Subject to any specific provisions in these Articles, no other person shall be entitled to receive notices of general meetings.

WINDING  UP

129. If the Company is wound up the liquidator may divide amongst the members in kind the whole or any part of the assets of the Company, whether they consist of property of the same kind or not, and may for that purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how the division shall be carried out as between the members or different classes of members. The liquidator may vest the whole or any part of any such assets in trustees upon such trusts for the benefit of the contributories as the liquidator thinks fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

AMENDMENT  OF  ARTICLES

130. The Company may amend its Articles of Association by a resolution of members or by a resolution of directors.

INDEMNITY

131. Every director, managing director, agent, auditor, secretary and other officer for the time being of the Company shall be indemnified out of the assets of the Company against any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application under the Act in which relief is granted to him by the Court or Registrar in respect of any negligence, default, breach of duty or breach of trust.

CONTINUATION

132. The Company may by special resolution of members or by a resolution passed unanimously by all directors of the Company continue as a company incorporated under the laws of a jurisdiction outside Samoa in the manner provided under those laws.

SUBSCRIBER
NAME  SIGNATURE  OR  SEAL
OFFSHORE  INCORPORATIONS
(SAMOA)  LIMITED
For  and  on  behalf  of
OFFSHORE  INCORPORATIONS
(SAMOA)  LIMITED
____________________________
(Sd.)  Authorised  Signatory
In  the  presence  of:  WITNESS
Dated  this  9th  day  of  July,  2004
_____________________________
(Sd.)  Candy  Chan
9th  Floor,  Ruttonjee  House,
11  Duddell  Street,  Central,
Hong  Kong